                                                                    EXHIBIT 10.1

                            Revolving Promissory Note

                                                                     May 2, 2003

         1. FOR VALUE RECEIVED, COX ENTERPRISES, INC., a Delaware corporation ("Maker"), promises to pay ON DEMAND to the order of COX COMMUNICATIONS, INC., a Delaware corporation ("Payee"), that certain principal sum borrowed by Maker from Payee from time to time which shall be outstanding and set forth on the grid attached hereto and made a part hereof (the "Grid") or on any separate record thereof maintained by Payee. Interest shall accrue on the principal hereof which shall be outstanding from time to time at the rate per annum equivalent to the CEI Rate as defined herein, calculated daily and compounded monthly (the applicable interest rate per annum at any given time being hereinafter referred to as the "Interest Rate").

         2. Any payment of principal or interest on this Revolving Promissory Note which is not paid within five days of when due shall bear interest at a rate per annum equal to 3.0% in excess of the Interest Rate until paid, but only to the extent that payment of such interest on overdue principal or interest is enforceable under applicable law. Payments of principal and interest shall be made to Payee at 6205 Peachtree Dunwoody Road, Atlanta, Georgia 30328, or at such other place as Payee may from time to time designate in writing.

         3. Payee shall enter all amounts of principal borrowed, paid or prepaid at any time on the Grid or on any separate record thereof maintained by Payee; provided, however, that the failure by Payee to so record amounts borrowed and repaid under this Revolving Promissory Note shall in no way affect the obligation of Maker to repay all amounts borrowed by Maker from Payee.

         4. As used herein, the term "CEI Rate" shall mean the commercial paper borrowing rate currently available to Maker in the commercial paper market. For purposes of calculating interest hereunder, the CEI Rate in effect at the close of business on each business day of Payee shall be the CEI Rate for that day and any immediately succeeding nonbusiness day or days. In the event the CEI Rate is not available, the holder hereof shall designate a comparable reference rate as a substitute therefor.

         5. Maker shall pay all amounts due hereunder, in cash, by cashier's check or wire transfer of immediately available funds.

         6. Maker shall have the right at any time to prepay the principal hereof in full together with accrued interest thereon, in cash, by cashier's check or wire transfer of immediately available funds, without prepayment penalty.

         7. In the event that this Revolving Promissory Note is collected by or through an attorney-at-law, all reasonable costs of collection, including reasonable attorneys' fees, shall be paid by Maker.

         8. In no event shall the amount of interest due and payable under this Revolving Promissory Note exceed the maximum rate of interest allowed by applicable law (including, without limitation, Official Code of Georgia Annotated Section 7-4-18) and, in the event any such payment is inadvertently made by Maker or inadvertently received by Payee, such excess sum shall be credited as a payment of principal. It is the express intent hereof that Maker not pay, and Payee not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.

         9. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Revolving Promissory Note, except as may be otherwise expressly provided in the guaranty agreement of any guarantor.

         10. Payee shall not be deemed to waive any of its rights hereunder unless such waiver be in writing and signed by Payee. No delay or omission by Payee in exercising any of its rights hereunder shall operate as a waiver of such rights, and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any further occasion.

         11. Time is of the essence with respect to this Revolving Promissory Note.

         12. This Revolving Promissory Note shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, Maker has caused this Revolving Promissory Note to be executed by its duly authorized officer on the day and year first above written.

                                               COX ENTERPRISES, INC., a Delaware
                                               corporation

                                               By: /s/ Richard J. Jacobson
                                                   ----------------------------

                                               Title: Vice President & Treasurer

                           Revolving Credit Loan Grid

           Date                 Amount Borrowed             Amount Paid              Unpaid Balance          Officer's Initials
-------------------------------------------------------------------------------------------------------------------------------
                                                         (current amount of
                                                            intercompany
                                                           indebtedness of
                                                           Maker to Payee)
-------------------------------------------------------------------------------------------------------------------------------

                            Revolving Promissory Note

                                                                     May 2, 2003

         1. FOR VALUE RECEIVED, COX COMMUNICATIONS, INC., a Delaware corporation ("Maker"), promises to pay ON DEMAND to the order of COX ENTERPRISES, INC., a Delaware corporation ("Payee"), that certain principal sum borrowed by Maker from Payee from time to time which shall be outstanding and set forth on the grid attached hereto and made a part hereof (the "Grid") or on any separate record thereof maintained by Payee. Interest shall accrue on the principal hereof which shall be outstanding from time to time at the rate per annum equivalent to the CEI Rate as defined herein, calculated daily and compounded monthly (the applicable interest rate per annum at any given time being hereinafter referred to as the "Interest Rate").

         2. Any payment of principal or interest on this Revolving Promissory Note which is not paid within five days of when due shall bear interest at a rate per annum equal to 3.0% in excess of the Interest Rate until paid, but only to the extent that payment of such interest on overdue principal or interest is enforceable under applicable law. Payments of principal and interest shall be made to Payee at 6205 Peachtree Dunwoody Road, Atlanta, Georgia 30328, or at such other place as Payee may from time to time designate in writing.

         3. Payee shall enter all amounts of principal borrowed, paid or prepaid at any time on the Grid or on any separate record thereof maintained by Payee; provided, however, that the failure by Payee to so record amounts borrowed and repaid under this Revolving Promissory Note shall in no way affect the obligation of Maker to repay all amounts borrowed by Maker from Payee.

         4. As used herein, the term "CEI Rate" shall mean the commercial paper borrowing rate currently available to Payee in the commercial paper market. For purposes of calculating interest hereunder, the CEI Rate in effect at the close of business on each business day of Payee shall be the CEI Rate for that day and any immediately succeeding nonbusiness day or days. In the event the CEI Rate is not available, the holder hereof shall designate a comparable reference rate as a substitute therefor.

         5. Maker shall pay all amounts due hereunder, in cash, by cashier's check or wire transfer of immediately available funds.

         6. Maker shall have the right at any time to prepay the principal hereof in full together with accrued interest thereon, in cash, by cashier's check or wire transfer of immediately available funds, without prepayment penalty.

         7. In the event that this Revolving Promissory Note is collected by or through an attorney-at-law, all reasonable costs of collection, including reasonable attorneys' fees, shall be paid by Maker.

         8. In no event shall the amount of interest due and payable under this Revolving Promissory Note exceed the maximum rate of interest allowed by applicable law (including, without limitation, Official Code of Georgia Annotated Section 7-4-18) and, in the event any such payment is inadvertently made by Maker or inadvertently received by Payee, such excess sum shall be credited as a payment of principal. It is the express intent hereof that Maker not pay, and Payee not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.

         9. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Revolving Promissory Note, except as may be otherwise expressly provided in the guaranty agreement of any guarantor.

         10. Payee shall not be deemed to waive any of its rights hereunder unless such waiver be in writing and signed by Payee. No delay or omission by Payee in exercising any of its rights hereunder shall operate as a waiver of such rights, and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any further occasion.

         11. Time is of the essence with respect to this Revolving Promissory Note.

         12. This Revolving Promissory Note shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, Maker has caused this Revolving Promissory Note to be executed by its duly authorized officer on the day and year first above written.

                                                  COX COMMUNICATIONS, INC., a
                                                  Delaware corporation

                                                  By: /s/ Susan W. Coker
                                                      -------------------------

                                                  Title: Treasurer

                           Revolving Credit Loan Grid

           Date                 Amount Borrowed             Amount Paid              Unpaid Balance          Officer's Initials
-------------------------------------------------------------------------------------------------------------------------------
                                                         (current amount of
                                                            intercompany
                                                           indebtedness of
                                                           Maker to Payee)
-------------------------------------------------------------------------------------------------------------------------------